VOYA MUTUAL FUNDS

Voya Global Natural Resources Fund

(“Fund”)

Supplement dated October 8, 2014

to the Fund’s Class A, Class I, and Class W Prospectus and Summary Prospectus,

each dated February 28, 2014, as supplemented May 1, 2014; and

related Statement of Additional Information dated February 28, 2014

On September 12, 2014, the Fund’s Board of Trustees (“Board”) approved a proposal to reorganize Voya Global Natural Resources Fund (the “Disappearing Fund”) with and into the following “Surviving Fund” (the “Reorganization”):

Disappearing Fund	Surviving Fund
Voya Global Natural Resources Fund	Voya International Value Equity Fund (to be renamed Voya Global Value Advantage Fund)

The proposed Reorganization is subject to approval by the shareholders of the Disappearing Fund.  A proxy statement/prospectus detailing the Reorganization is expected to be mailed to the Disappearing Fund’s shareholders on or about March 13, 2015, and a shareholder meeting is scheduled to be held on or about May 5, 2015.  The Disappearing Fund will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about May 22, 2015 (“Closing Date”).

If shareholders of the Disappearing Fund approve the Reorganization, from the beginning of business on May 11, 2015 through the close of business on May 22, 2015, the Disappearing Fund will be in a “transition period” during which time a transition manager will sell all or most of its assets and may hold a large portion of the Disappearing Fund’s assets in temporary investments. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Disappearing Fund resulting in taxable distributions to the Disappearing Fund’s shareholders. During this time, the Disappearing Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. Additionally, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as result of the Reorganization shall be waived from February 6, 2015, (“Record Date”) through and until thirty (30) days following the Closing Date.

Following the Reorganization, the Disappearing Fund’s shareholders will hold shares of the Surviving Fund.  For more information regarding the Surviving Fund, please contact a Shareholder Services representative at (800) 992-0180.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE